STEPSTONE GROUP REPORTS SECOND QUARTER FISCAL YEAR 2027 RESULTS
NEW YORK, November 5, 2026 – StepStone Group Inc. (Nasdaq: STEP) (“we,” “us,” or the “Company”), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended September 30, 2026. This represents results for the second quarter of the fiscal year ending March 31, 2027. The Board of Directors of the Company has declared a quarterly cash dividend of $0.33 per share of Class A common stock, payable on December 15, 2026, to the holders of record as of the close of business on November 30, 2026.
StepStone issued a full detailed presentation of its second quarter fiscal 2027 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com.
Webcast and Earnings Conference Call
Management will host a webcast and conference call today, Thursday, November 5, 2026, at 5:00 pm ET to discuss the Company’s results for the second quarter of the fiscal year ending March 31, 2027. The webcast will be made available on the Shareholders section of the Company’s website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company’s website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register-conf.media-server.com/register/BI36eb874450a245fbb866f54cd2e0216c. Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone Group
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. As of September 30, 2026, StepStone was responsible for approximately $958 billion of total capital, including $261 billion of assets under management. StepStone’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, our successful execution of business and growth strategies, the favorability of the private markets fundraising environment, successful integration of acquired businesses and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2026, and in our subsequent reports filed with the SEC, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: fee revenues, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and performance fee-related earnings. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Six Months Ended September 30,		Percentage Change
(in thousands, except share and per share amounts and where noted)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026	vs. FQ2'26	vs. FQ2'26 YTD
Financial Highlights
GAAP Results
Management and advisory fees, net	$215,489	$239,932	$259,871	$269,171	$293,149	$426,662	$562,320	36%	32%
Total revenues	454,225	586,511	588,580	378,889	773,144	818,512	1,152,033	70%	41%
Total performance fees	238,736	346,579	328,709	109,718	479,995	391,850	589,713	101%	50%
Net income (loss)	(575,490)	(162,435)	6,660	(170,366)	65,416	(587,501)	(104,950)	na	(82)%
Net loss per share of Class A common stock:
Basic	$(4.66)	$(1.55)	$(0.10)	$(1.41)	$(0.87)	$(5.17)	$(2.28)	(81)%	(56)%
Diluted	$(4.66)	$(1.55)	$(0.10)	$(1.41)	$(0.87)	$(5.17)	$(2.28)	(81)%	(56)%
Weighted-average shares of Class A common stock:
Basic	78,561,587	79,465,039	80,297,984	81,995,674	82,293,951	78,206,102	82,145,627	5%	5%
Diluted	78,561,587	79,465,039	80,297,984	81,995,674	82,293,951	78,206,102	82,145,627	5%	5%
Quarterly dividend per share of Class A common stock(1)	$0.28	$0.28	$0.28	$0.28	$0.33	$0.52	$0.61	18%	17%
Supplemental dividend per share of Class A common stock(2)	$—	$—	$—	$0.55	$—	$0.40	$0.55	na	38%
Accrued carried interest allocations	1,733,922	1,835,862	2,036,892	2,080,443	2,383,351			37%

Non-GAAP Results(3)
Fee revenues	$217,461	$241,133	$260,285	$270,934	$297,604	$430,201	$568,538	37%	32%
Adjusted revenues	282,342	494,500	305,841	300,595	362,713	519,809	663,308	28%	28%
Fee-related earnings (“FRE”)	78,633	89,236	105,334	105,609	126,209	159,879	231,818	61%	45%
FRE margin	36%	37%	40%	39%	42%	37%	41%
Gross realized performance fees	64,881	253,367	45,556	29,661	65,109	89,608	94,770	—%	6%
Performance fee-related earnings (“PRE”)	33,886	131,152	17,894	15,799	32,301	46,908	48,100	(5)%	3%
Adjusted net income (“ANI”)	66,709	79,858	69,459	60,295	82,944	115,243	143,239	24%	24%
Adjusted weighted-average shares	122,462,594	122,590,230	122,481,335	125,893,054	125,474,770	122,378,231	125,682,770	2%	3%
ANI per share	$0.54	$0.65	$0.57	$0.48	$0.66	$0.94	$1.14	22%	21%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(4)	$209.1	$219.8	$233.3	$245.4	$261.0			25%
Assets under advisement (“AUA”)(4)	561.6	591.3	651.8	667.9	697.2			24%
Fee-earning AUM (“FEAUM”)	132.8	138.6	144.0	153.6	158.2			19%
Undeployed fee-earning capital (“UFEC”)	29.8	32.7	40.1	39.3	42.4			42%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal years 2025 and 2026, respectively.
(3)Fee revenues, adjusted revenues, FRE, FRE margin, gross realized performance fees, PRE, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”

(4)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except share and per share amounts)

	As of
	September 30, 2026	March 31, 2026
Assets
Cash and cash equivalents	$297,038	$213,065
Restricted cash	1,227	579
Fees and accounts receivable	87,937	133,287
Due from affiliates	162,507	113,150
Investments:
Investments in funds	285,964	249,447
Accrued carried interest allocations	2,383,351	2,036,892
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	887,830	752,776
Deferred income tax assets	696,522	614,788
Lease right-of-use assets, net	140,075	81,565
Other assets and receivables	63,084	58,946
Intangibles, net	202,665	223,044
Goodwill	580,542	580,542
Assets of Consolidated Funds	3,468,923	1,704,621
Total assets	$9,257,665	$6,762,702
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$89,496	$102,685
Accrued compensation and benefits	3,055,602	2,360,770
Accrued carried interest-related compensation	1,355,953	1,100,604
Legacy Greenspring accrued carried interest-related compensation(1)	759,764	619,186
Due to affiliates	368,722	362,833
Lease liabilities	162,545	103,600
Debt obligations	286,224	270,572
Liabilities of Consolidated Funds	1,617,382	956,426
Total liabilities	7,695,688	5,876,676
Redeemable non-controlling interests in Consolidated Funds	310,327	186,236
Redeemable non-controlling interests in subsidiaries	10,155	8,777
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 82,475,390 and 80,703,553 issued and outstanding as of September 30, 2026 and March 31, 2026, respectively	82	81
Class B common stock, $0.001 par value, 125,000,000 authorized; 38,326,745 and 38,637,761 issued and outstanding as of September 30, 2026 and March 31, 2026, respectively	38	39
Additional paid-in capital	542,240	482,057
Accumulated deficit	(1,181,355)	(896,879)
Accumulated other comprehensive income	1,381	1,143
Total StepStone Group Inc. stockholders’ equity	(637,614)	(413,559)
Non-controlling interests in subsidiaries	2,306,036	1,373,242
Non-controlling interests in legacy Greenspring entities(1)	128,066	133,590
Non-controlling interests in the Partnership	(554,993)	(402,260)
Total stockholders’ equity	1,241,495	691,013
Total liabilities and stockholders’ equity	$9,257,665	$6,762,702
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Condensed Consolidated Statements of Loss (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Revenues
Management and advisory fees, net	$293,149	$215,489	$562,320	$426,662
Performance fees:
Incentive fees	2,495	4,902	2,495	5,092
Carried interest allocations:
Realized	60,795	58,878	89,367	83,282
Unrealized	301,710	147,813	345,685	236,696
Total carried interest allocations	362,505	206,691	435,052	319,978
Legacy Greenspring carried interest allocations(1)	114,995	27,143	152,166	66,780
Total performance fees	479,995	238,736	589,713	391,850
Total revenues	773,144	454,225	1,152,033	818,512
Expenses
Compensation and benefits:
Cash-based compensation	121,402	100,348	238,636	196,333
Equity-based compensation	378,816	884,470	696,093	1,073,188
Performance fee-related compensation:
Realized	32,808	30,995	46,670	42,700
Unrealized	211,049	88,727	255,735	133,084
Total performance fee-related compensation	243,857	119,722	302,405	175,784
Legacy Greenspring performance fee-related compensation(1)	114,995	27,143	152,166	66,780
Total compensation and benefits	859,070	1,131,683	1,389,300	1,512,085
General, administrative and other	58,495	45,292	111,964	88,206
Total expenses	917,565	1,176,975	1,501,264	1,600,291
Other income (expense)
Investment income (loss)	21,114	(1,210)	31,937	9,302
Legacy Greenspring investment income (loss)(1)	3,172	1,313	(2,075)	4,695
Investment income of Consolidated Funds	210,119	46,044	212,963	67,715
Interest income	2,397	3,224	7,118	5,720
Interest expense	(23,515)	(4,425)	(27,853)	(8,959)
Other income (loss)	(20,838)	1,978	(25,081)	7,130
Total other income	192,449	46,924	197,009	85,603
Income (loss) before income tax	48,028	(675,826)	(152,222)	(696,176)
Income tax benefit	(17,388)	(100,336)	(47,272)	(108,675)
Net income (loss)	65,416	(575,490)	(104,950)	(587,501)
Less: Net income attributable to non-controlling interests in subsidiaries	174,263	9,242	196,994	37,859
Less: Net income (loss) attributable to non-controlling interests in legacy Greenspring entities(1)	3,172	1,313	(2,075)	4,695
Less: Net loss attributable to non-controlling interests in the Partnership	(50,416)	(259,946)	(126,550)	(287,068)
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	8,672	39,659	12,335	60,616
Less: Net income attributable to redeemable non-controlling interests in subsidiaries	941	384	1,378	963
Net loss attributable to StepStone Group Inc.	$(71,216)	$(366,142)	$(187,032)	$(404,566)
Net loss per share of Class A common stock:
Basic	$(0.87)	$(4.66)	$(2.28)	$(5.17)
Diluted	$(0.87)	$(4.66)	$(2.28)	$(5.17)
Weighted-average shares of Class A common stock:
Basic	82,293,951	78,561,587	82,145,627	78,206,102
Diluted	82,293,951	78,561,587	82,145,627	78,206,102
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Fee Revenues
Fee revenues represents management and advisory fees, net, including amounts earned from the Consolidated Funds which are eliminated in consolidation. We believe fee revenues is useful to investors because it presents the net amount of management and advisory fee revenues attributable to us.
The table below presents the components of fee revenues.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
Focused commingled funds(1)(2)	$127,085	$144,277	$160,769	$172,483	$194,360	$247,121	$366,843
Separately managed accounts	71,685	75,226	76,339	75,278	78,798	142,064	154,076
Advisory and other services(1)	16,259	18,395	19,998	19,476	20,914	36,198	40,390
Fund reimbursement revenues(1)	2,432	3,235	3,179	3,697	3,532	4,818	7,229
Fee revenues	$217,461	$241,133	$260,285	$270,934	$297,604	$430,201	$568,538
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Includes income-based incentive fees from certain funds:

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
Income-based incentive fees	$5,334	$5,998	$7,105	$6,998	$8,949	$9,742	$15,947
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise fee revenues, adjusted incentive fees and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.

The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
Total revenues	$454,225	$586,511	$588,580	$378,889	$773,144	$818,512	$1,152,033
Unrealized carried interest allocations	(147,813)	(101,985)	(201,031)	(43,975)	(301,710)	(236,696)	(345,685)
Deferred incentive fees	671	(1,544)	(282)	—	903	671	903
Legacy Greenspring carried interest allocations	(27,143)	10,063	(81,994)	(37,171)	(114,995)	(66,780)	(152,166)
Management and advisory fee revenues for the Consolidated Funds(1)	1,972	1,201	414	1,763	4,455	3,539	6,218
Incentive fees for the Consolidated Funds(2)	430	254	154	1,089	916	563	2,005
Adjusted revenues	$282,342	$494,500	$305,841	$300,595	$362,713	$519,809	$663,308
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fees for the Consolidated Funds, which have been eliminated in consolidation.
Adjusted Net Income
Adjusted net income, or “ANI,” is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income (loss) as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise fee revenues, adjusted incentive fees and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for profits interest issued by our non-wholly owned subsidiaries and unrealized mark-to-market changes in the fair value of the profits interest issued in the private wealth subsidiary, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interest issued in the private wealth subsidiary, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE,” is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises fee revenues less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for profits interest issued by our non-wholly owned subsidiaries and unrealized mark-to-market changes in the fair value of the profits interest issued in the private wealth subsidiary, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.

The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI (as defined above). We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
GAAP management and advisory fees, net	$215,489	$239,932	$259,871	$269,171	$293,149	$426,662	$562,320
Adjustments(1)	1,972	1,201	414	1,763	4,455	3,539	6,218
Fee revenues	$217,461	$241,133	$260,285	$270,934	$297,604	$430,201	$568,538

GAAP incentive fees	$4,902	$207,954	$7,087	$—	$2,495	$5,092	$2,495
Adjustments(2)	1,101	(1,290)	(128)	1,089	1,819	1,234	2,908
Adjusted incentive fees	$6,003	$206,664	$6,959	$1,089	$4,314	$6,326	$5,403

GAAP cash-based compensation	$100,348	$107,114	$110,700	$117,234	$121,402	$196,333	$238,636
Adjustments(3)	(17)	—	(59)	(70)	37	(34)	(33)
Adjusted cash-based compensation	$100,331	$107,114	$110,641	$117,164	$121,439	$196,299	$238,603

GAAP equity-based compensation	$884,470	$468,808	$200,061	$317,277	$378,816	$1,073,188	$696,093
Adjustments(4)	(880,154)	(464,124)	(193,974)	(310,650)	(372,579)	(1,064,663)	(683,229)
Adjusted equity-based compensation	$4,316	$4,684	$6,087	$6,627	$6,237	$8,525	$12,864

GAAP general, administrative and other	$45,292	$50,640	$48,408	$53,469	$58,495	$88,206	$111,964
Adjustments(5)	(11,111)	(10,541)	(10,185)	(11,935)	(14,776)	(22,708)	(26,711)
Adjusted general, administrative and other	$34,181	$40,099	$38,223	$41,534	$43,719	$65,498	$85,253

GAAP realized investment income	$2,516	$1,560	$2,677	$1,557	$5,292	$3,456	$6,849
Adjustments(6)	—	—	11,194	—	—	—	—
Adjusted realized investment income	$2,516	$1,560	$13,871	$1,557	$5,292	$3,456	$6,849

GAAP interest income	$3,224	$2,455	$3,658	$4,721	$2,397	$5,720	$7,118
Adjustments(7)	(1,273)	(4)	(2,060)	(3,256)	(640)	(2,271)	(3,896)
Adjusted interest income	$1,951	$2,451	$1,598	$1,465	$1,757	$3,449	$3,222

GAAP interest expense	$(4,425)	$(5,123)	$(4,420)	$(4,338)	$(23,515)	$(8,959)	$(27,853)
Adjustments(8)	—	—	—	—	19,013	—	19,013
Adjusted interest expense	$(4,425)	$(5,123)	$(4,420)	$(4,338)	$(4,502)	$(8,959)	$(8,840)

GAAP other income (loss)	$1,978	$(1,312)	$(5,121)	$(4,243)	$(20,838)	$7,130	$(25,081)
Adjustments(9)	(1,073)	660	5,066	3,639	20,216	(5,232)	23,855
Adjusted other income (loss)	$905	$(652)	$(55)	$(604)	$(622)	$1,898	$(1,226)
______________________________

(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation, and deferred incentive fees that are not included in GAAP revenues.
(3)Reflects the removal of unrealized amounts associated with cash-based incentive awards tracked to the performance of a designated investment fund and unrealized amounts associated with deferred compensation plan liability adjustments.
(4)Reflects the removal of equity-based compensation for profits interest issued by our non-wholly owned subsidiaries and unrealized mark-to-market changes in the fair value of the profits interest issued in the private wealth subsidiary.
(5)Reflects the removal of amortization of intangibles, transaction-related costs, unrealized mark-to-market changes in fair value for contingent consideration obligation, the impact of consolidation of the Consolidated Funds and other non-core operating income and expenses.
(6)Reflects the realization of a seed capital investment in the StepStone Funds, which is eliminated in consolidation.
(7)Reflects the removal of interest income earned by the Consolidated Funds.
(8)Reflects the removal of interest expense incurred by the Consolidated Funds.
(9)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss), unrealized amounts associated with deferred compensation plan asset adjustments and the impact of consolidation of the Consolidated Funds.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
Income (loss) before income tax	$(675,826)	$(194,649)	$(344)	$(200,250)	$48,028	$(696,176)	$(152,222)
Net income attributable to non-controlling interests in subsidiaries(1)	(27,645)	(115,887)	(43,399)	(41,585)	(53,269)	(58,370)	(94,854)
Net (income) loss attributable to non-controlling interests in legacy Greenspring entities	(1,313)	527	(777)	5,247	(3,172)	(4,695)	2,075
Unrealized carried interest allocations	(147,813)	(101,985)	(201,031)	(43,975)	(301,710)	(236,696)	(345,685)
Unrealized performance fee-related compensation	88,727	69,050	140,091	44,686	211,049	133,084	255,735
Unrealized investment (income) loss	3,726	(8,268)	(19,011)	(9,266)	(15,822)	(5,846)	(25,088)
Impact of Consolidated Funds	(43,864)	(18,944)	5,852	1,912	(161,586)	(68,271)	(159,674)
Deferred incentive fees	671	(1,544)	(282)	—	903	671	903
Equity-based compensation(2)	880,154	464,124	193,974	310,650	372,579	1,064,663	683,229
Amortization of intangibles	10,207	10,207	10,207	10,190	10,190	20,414	20,380
Tax Receivable Agreements adjustments through earnings	(1,302)	—	5,537	—	—	(1,302)	—
Non-core items(3)	99	106	6	294	(24)	785	270
Pre-tax ANI	85,821	102,737	90,823	77,903	107,166	148,261	185,069
Income taxes(4)	(19,112)	(22,879)	(21,364)	(17,608)	(24,222)	(33,018)	(41,830)
ANI	66,709	79,858	69,459	60,295	82,944	115,243	143,239
Income taxes(4)	19,112	22,879	21,364	17,608	24,222	33,018	41,830
Realized carried interest allocations	(58,878)	(46,703)	(38,597)	(28,572)	(60,795)	(83,282)	(89,367)
Realized performance fee-related compensation	30,995	122,215	27,662	13,862	32,808	42,700	46,670
Adjusted realized investment income(5)	(2,516)	(1,560)	(13,871)	(1,557)	(5,292)	(3,456)	(6,849)
Adjusted incentive fees(6)	(6,003)	(206,664)	(6,959)	(1,089)	(4,314)	(6,326)	(5,403)
Adjusted interest income(7)	(1,951)	(2,451)	(1,598)	(1,465)	(1,757)	(3,449)	(3,222)
Adjusted interest expense(8)	4,425	5,123	4,420	4,338	4,502	8,959	8,840
Adjusted other (income) loss(9)	(905)	652	55	604	622	(1,898)	1,226
Net income attributable to non-controlling interests in subsidiaries(1)	27,645	115,887	43,399	41,585	53,269	58,370	94,854
FRE	$78,633	$89,236	$105,334	$105,609	$126,209	$159,879	$231,818
_______________________________
(1)Reflects the portion of pre-tax ANI attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interest issued in the private wealth subsidiary:

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
FRE attributable to non-controlling interests in subsidiaries and profits interest	$24,791	$32,280	$39,988	$39,678	$49,642	$51,463	$89,320
Performance-related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interest	2,854	83,607	3,411	1,907	3,627	6,907	5,534
Net income attributable to non-controlling interests in subsidiaries and profits interest	$27,645	$115,887	$43,399	$41,585	$53,269	$58,370	$94,854
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and profits interest and performance-related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interest presented above specifically related to the profits interest issued in the private wealth subsidiary is presented below.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
FRE attributable to profits interest issued in the private wealth subsidiary	$10,103	$14,354	$19,530	$23,908	$29,596	$18,572	$53,504
Performance-related earnings / other income (loss) attributable to profits interest issued in the private wealth subsidiary	31	83,172	601	535	440	17	975
Net income attributable to profits interest issued in the private wealth subsidiary	$10,134	$97,526	$20,131	$24,443	$30,036	$18,589	$54,479
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and performance-related earnings / other income (loss) attributable to non-controlling interests in subsidiaries presented above specifically not attributable to the profits interest issued in the private wealth subsidiary is presented below.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
FRE attributable to non-controlling interests in subsidiaries	$14,688	$17,926	$20,458	$15,770	$20,046	$32,891	$35,816
Performance-related earnings / other income (loss) attributable to non-controlling interests in subsidiaries	2,823	435	2,810	1,372	3,187	6,890	4,559
Net income attributable to non-controlling interests in subsidiaries	$17,511	$18,361	$23,268	$17,142	$23,233	$39,781	$40,375
(2)Reflects equity-based compensation for profits interest issued by our non-wholly owned subsidiaries and unrealized mark-to-market changes in the fair value of the profits interest issued in the private wealth subsidiary.
(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
Transaction costs	$24	$47	$—	$235	$—	$629	$235
Loss on change in fair value for contingent consideration obligation	58	59	54	—	—	122	—
Unrealized amounts associated with cash-based incentive awards tracked to investment funds	17	—	72	6	(45)	34	(39)
Gain realized upon vesting of cash-based incentive awards tracked to investment funds	—	—	(107)	—	—	—	—
Unrealized amounts associated with deferred compensation plan asset adjustments	—	—	—	(11)	13	—	2
Unrealized amounts associated with deferred compensation plan liability adjustments	—	—	(13)	64	8	—	72
Total non-core operating income and expenses	$99	$106	$6	$294	$(24)	$785	$270
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended					Six Months Ended September 30,
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	2.5%	1.6%	1.6%	1.3%	1.6%
Blended statutory rate	22.3%	22.3%	23.5%	22.6%	22.6%	22.3%	22.6%
(5)Reflects the realization of a seed capital investment in the StepStone Funds, which is eliminated in consolidation.
(6)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation, and deferred incentive fees that are not included in GAAP revenues.
(7)Reflects the removal of interest income earned by the Consolidated Funds.

(8)Reflects the removal of interest expense incurred by the Consolidated Funds.
(9)Reflects the removal of Tax Receivable Agreements adjustments recognized as other income (loss) ($(5.5) million for the three months ended March 31, 2026 and $1.3 million for the three and six months ended September 30, 2025), unrealized amounts associated with deferred compensation plan asset adjustments and the impact of consolidation of the Consolidated Funds.
Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by fee revenues. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
FRE	$78,633	$89,236	$105,334	$105,609	$126,209	$159,879	$231,818
Fee revenues	217,461	241,133	260,285	270,934	297,604	430,201	568,538
FRE margin	36%	37%	40%	39%	42%	37%	41%
Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and adjusted incentive fees. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Performance Fee-Related Earnings
Performance fee-related earnings, or “PRE,” represents gross realized performance fees less realized performance fee-related compensation. We believe PRE is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.

The table below shows a reconciliation of total performance fees to gross realized performance fees and PRE.

	Three Months Ended					Six Months Ended September 30,
(in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
Incentive fees	$4,902	$207,954	$7,087	$—	$2,495	$5,092	$2,495
Realized carried interest allocations	58,878	46,703	38,597	28,572	60,795	83,282	89,367
Unrealized carried interest allocations	147,813	101,985	201,031	43,975	301,710	236,696	345,685
Legacy Greenspring carried interest allocations	27,143	(10,063)	81,994	37,171	114,995	66,780	152,166
Total performance fees	238,736	346,579	328,709	109,718	479,995	391,850	589,713
Unrealized carried interest allocations	(147,813)	(101,985)	(201,031)	(43,975)	(301,710)	(236,696)	(345,685)
Legacy Greenspring carried interest allocations	(27,143)	10,063	(81,994)	(37,171)	(114,995)	(66,780)	(152,166)
Incentive fee revenues for the Consolidated Funds(1)	430	254	154	1,089	916	563	2,005
Deferred incentive fees	671	(1,544)	(282)	—	903	671	903
Gross realized performance fees	64,881	253,367	45,556	29,661	65,109	89,608	94,770
Realized performance fee-related compensation	(30,995)	(122,215)	(27,662)	(13,862)	(32,808)	(42,700)	(46,670)
PRE	$33,886	$131,152	$17,894	$15,799	$32,301	$46,908	$48,100
______________________________
(1)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units, Class C units and Class D units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.

The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended					Six Months Ended September 30,
(in thousands, except share and per share amounts)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026
ANI	$66,709	$79,858	$69,459	$60,295	$82,944	$115,243	$143,239

Weighted-average shares of Class A common stock outstanding – Basic	78,561,587	79,465,039	80,297,984	81,995,674	82,293,951	78,206,102	82,145,627
Assumed vesting of RSUs	509,007	590,042	320,535	343,420	383,849	428,850	363,745
Assumed purchase under ESPP	—	—	349	408	—	—	203
Exchange of Class B units in the Partnership(1)	39,500,159	39,094,629	39,013,494	38,555,343	38,387,098	39,553,919	38,470,761
Exchange of Class C units in the Partnership(1)	947,580	931,103	931,103	914,619	881,103	953,768	897,770
Exchange of Class D units in the Partnership(1)	2,944,261	2,509,417	1,917,870	4,083,590	3,528,769	3,235,592	3,804,664
Adjusted weighted-average shares	122,462,594	122,590,230	122,481,335	125,893,054	125,474,770	122,378,231	125,682,770

ANI per share	$0.54	$0.65	$0.57	$0.48	$0.66	$0.94	$1.14
_______________________________
(1)Assumes the full exchange of Class B units, Class C units or Class D units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement, Class C Exchange Agreement or Class D Exchange Agreement, respectively.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Six Months Ended September 30,		Percentage Change
(in millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	2025	2026	vs. FQ2'26
Separately Managed Accounts
Beginning balance	$76,708	$78,207	$80,328	$81,815	$83,251	$73,174	$81,815	9%
Contributions(1)	2,559	2,627	2,637	2,950	4,570	5,572	7,520	79%
Distributions(2)	(725)	(1,117)	(1,584)	(1,038)	(3,171)	(1,735)	(4,209)	337%
Market value, FX and other(3)	(335)	611	434	(476)	19	1,196	(457)	na
Ending balance	$78,207	$80,328	$81,815	$83,251	$84,669	$78,207	$84,669	8%

Focused Commingled Funds
Beginning balance	$50,511	$54,584	$58,223	$62,232	$70,313	$48,216	$62,232	39%
Contributions(1)	3,547	3,245	4,494	8,205	3,885	5,569	12,090	10%
Distributions(2)	(580)	(547)	(1,252)	(1,596)	(1,282)	(972)	(2,878)	121%
Market value, FX and other(3)	1,106	941	767	1,472	656	1,771	2,128	(41)%
Ending balance	$54,584	$58,223	$62,232	$70,313	$73,572	$54,584	$73,572	35%

Total
Beginning balance	$127,219	$132,791	$138,551	$144,047	$153,564	$121,390	$144,047	21%
Contributions(1)	6,106	5,872	7,131	11,155	8,455	11,141	19,610	38%
Distributions(2)	(1,305)	(1,664)	(2,836)	(2,634)	(4,453)	(2,707)	(7,087)	241%
Market value, FX and other(3)	771	1,552	1,201	996	675	2,967	1,671	(12)%
Ending balance	$132,791	$138,551	$144,047	$153,564	$158,241	$132,791	$158,241	19%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	vs. FQ2'26
FEAUM
Private equity	$69,932	$73,193	$75,626	$83,774	$87,694	25%
Infrastructure	27,007	27,897	30,745	31,311	30,967	15%
Private debt	22,443	23,882	24,797	25,583	26,971	20%
Real estate	13,409	13,579	12,879	12,896	12,609	(6)%
Total	$132,791	$138,551	$144,047	$153,564	$158,241	19%

Separately managed accounts	$78,207	$80,328	$81,815	$83,251	$84,669	8%
Focused commingled funds	54,584	58,223	62,232	70,313	73,572	35%
Total	$132,791	$138,551	$144,047	$153,564	$158,241	19%

AUM(1)
Private equity	$106,408	$112,190	$119,698	$127,569	$136,389	28%
Infrastructure	42,437	44,624	47,569	49,518	51,331	21%
Private debt	40,438	42,269	45,587	47,706	52,457	30%
Real estate	19,864	20,716	20,493	20,558	20,802	5%
Total	$209,147	$219,799	$233,347	$245,351	$260,979	25%

Separately managed accounts	$124,991	$130,111	$136,133	$140,132	$148,057	18%
Focused commingled funds	68,014	73,375	80,807	88,876	96,488	42%
Advisory AUM	16,142	16,313	16,407	16,343	16,434	2%
Total	$209,147	$219,799	$233,347	$245,351	$260,979	25%

AUA
Private equity	$283,034	$301,403	$341,289	$345,565	$353,558	25%
Infrastructure	78,762	86,955	94,706	103,784	112,656	43%
Private debt	23,402	24,173	25,918	25,061	31,289	34%
Real estate	176,357	178,810	189,892	193,487	199,700	13%
Total	$561,555	$591,341	$651,805	$667,897	$697,203	24%

Total capital responsibility(2)	$770,702	$811,140	$885,152	$913,248	$958,182	24%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Jordan Niezelski / Maggie Duffy
Edelman
StepStone@edifi-dje.com

Glossary
Assets under advisement, or “AUA,” consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of September 30, 2026 reflects final data for the prior period (June 30, 2026), adjusted for net new client account activity through September 30, 2026. NAV data for underlying investments is as of June 30, 2026, as reported by underlying managers up to the business day occurring on or after 100 days following June 30, 2026. When NAV data is not available by the business day occurring on or after 100 days following June 30, 2026, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM,” primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of September 30, 2026 reflects final data for the prior period (June 30, 2026), adjusted for net new client account activity through September 30, 2026. NAV data for underlying investments is as of June 30, 2026, as reported by underlying managers up to the business day occurring on or after 100 days following June 30, 2026. When NAV data is not available by the business day occurring on or after 100 days following June 30, 2026, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Consolidated VIEs refer to the variable interest entities that we are required to consolidate as of the applicable reporting period. We consolidate VIEs in which we hold a controlling financial interest.

Fee-earning AUM, or “FEAUM,” reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.